UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2007

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22250	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle
Rock Hill, South Carolina		29730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As of January 19, 2007 and effective as of January 12, 2007, 3D Systems Corporation (the “Company”) entered into Amendment No. 3 to Loan and Security Agreement (“Amendment No. 3”) with Silicon Valley Bank (the “Bank”), 3D Systems, Inc. and for the limited purpose of acting as guarantors, 3D Holdings LLC, 3D Systems Asia Pacific Limited and 3D Capital Corporation pursuant to which the parties agreed to certain additional amendments and waivers to the Loan and Security Agreement dated as of June 30, 2004 (as previously amended by Amendment No. 1 and Amendment No. 2) relating to the credit facility between the Company and the Bank.

Amendment No. 3 provides that the Bank agreed to waive the Company’s non-compliance with certain of the financial covenants under the Loan and Security Agreement as of December 31, 2005 and September 30, 2006, including the quick ratio and minimum EBITDA covenant, certain of the financial covenants were agreed to be modified for periods ending after September 30, 2006, and the parties agreed that borrowings under the agreement in excess of $10,000,000 would be subject to a borrowing base tied to the Company’s accounts receivable and that effective January 12, 2007 borrowing margins for base-rate loans would be 50 basis points for such loans up to $10,000,000 aggregate principal amount and 100 basis points for such loans in excess of that amount and that borrowing margins for LIBOR-rate loans would be 275 basis points for such loans up to $10,000,000 aggregate principal amount and 325 basis points for such loans in excess of that amount.  The Company paid the Bank a $16,000 fee in connection with this amendment.  The effectiveness of the amendment is subject to the condition subsequent that the Company must deliver its quarterly financial statements for the quarter ending September 30, 2006 to the Bank on or before January 31, 2007.

The foregoing summary is subject to an qualified in its entirety by the terms of the Amendment No. 3 attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1                                                   Amendment No. 3 to Loan and Security Agreement dated as of January 19, 2007 among Silicon Valley Bank, 3D Systems Corporation, 3D Systems, Inc., 3D Holdings LLC, 3D Systems Asia Pacific Limited and 3D Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: January 25, 2007
	By:	/s/ ROBERT M. GRACE, JR.
(Signature)
	Name:	Robert M. Grace, Jr.
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 3 to Loan and Security Agreement dated as of January 19, 2007 among Silicon Valley Bank, 3D Systems Corporation, 3D Systems, Inc., 3D Holdings LLC, 3D Systems Asia Pacific Limited and 3D Capital Corporation